Exhibit 10.14

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                   NO.:
                                                               SIGNED AT: Tai'an
                                                          DATE: January 15, 2003

This contract is made and entered into by and between Xintai City Quangou Coal Mine (hereinafter referred to as the Seller) and Shandong Shengda Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Bituminous Coal

UNIT: ton

QUANTITY: 3,500

UNIT PRICE: RMB 315 yuan

TOTAL AMOUNT: RMB 1,102,500 (one million, one hundred and two thousand, five hundred) yuan

DATE OF DELIVERY: 400 tons each month

Article 2: QUALITY STANDARD

The heat value shall be more than 5,000 kcal;

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: The sulfur content shall be below 1.6% and the content of debris shall be less than 1.5%.

Article 4: SUPPLY QUANTITY REQUIREMENT: The monthly supply shall be kept in balance.

Article 5: STANDARD FOR REASONABLE WEAR AND TEAR AND COMPUTING MODE: The quantity shall be based on the weighing slip on the scale at the factory, and any losses shall be responsible for the Seller itself.

Article 6: MEANS AND PLACE OF DELIVERY: The Buyer's coal stock.



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Article 7: MODE OF TRANSPORAT AND  DESTINATION AND COST  ALLOCATION:  The Seller
shall be responsible.

Article 8: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The check and acceptance will be done according to the standards of the Buyer; if the quality fails to meet the standards, it will be rejected.

Article 9: METHOD, TIME AND PLACE OF PAYMENT: Cash on Delivery and the payment shall be done upon the weighing slip.

Article 10: TERMINATION OF THIS CONTRACT: When the two parties both find it hard to perform this Contract.

Article 11: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 12: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 13: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

THE SELLER:                                   THE BUYER:
Xintai City Quangou Coal Mine                 Shandong Shengda Chemical Co., Ltd

 /s/ Han Qingwen                               /s/ Wang Wei
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AUTHORISED SIGNATURE                          AUTHORISED SIGNATURE